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                                                                  EXHIBIT 10.30


                                VISTAQUEST, INC.
                        380 LEXINGTON AVENUE, SUITE 1700
                            NEW YORK, NEW YORK 10022


February 28, 1996

SA Telecommunications, Inc.
1912 Avenue K, Suite 100
Plano, Texas 75074
Attention: Jack W. Matz, Jr.
          Chairman and Chief Executive Officer

Gentlemen:

     This letter is to confirm the understanding of VistaQuest, Inc. ("VistaQuest"), Mark Kabbash, and SA Telecommunications, Inc. (the "Company") as set forth below with respect to a financing of the Company in the gross aggregate amount of approximately $1,000,000 to be made by the persons listed on ANNEX A to this letter (the "Investors"), which persons were introduced by VistaQuest to the Company.

     1. In the event such financing (the "Financing") is closed on or before the first anniversary of the date of this letter, the Company shall, concurrently with the closing of the Financing, deliver to (1) VistaQuest $75,000 by wire transfer (in accordance with the instructions set forth on ANNEX A hereto) or bank certified check, and (2) VistaQuest's designee, Mark Kabbash (the "Holder") a warrant (the "Warrant") in form and substance substantially the same as the form of warrant attached to this letter as ANNEX B, which Warrant shall be exercisable at any time after the date of issuance to the close of business on the second anniversary of such date, for up to 250,000 shares of the Company's Common Stock (the "Shares").

     2. It is the Company's understanding that the only role VistaQuest or Holder has played with respect to the Financing has been to introduce the Company to the Investors and that neither VistaQuest nor Holder has any further responsibility of any kind with respect to the Financing, including but not limited to, assisting the Company in causing the Investors to participate in the Financing.

     3. Holder understands that neither the Warrant nor the Shares are registered under the Securities Act of 1933, as amended (the "Act"), and hereby makes the following representations to the Company, with the understanding that the Company will be relying on such representations in issuing the Warrant to Holder pursuant to an exemption from registration under the Act:

          (a) Holder is familiar with the business and financial condition, properties,


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     operations and prospects of the Company, and, at a reasonable time prior to the execution of this letter, has been afforded the opportunity to ask questions of and receive satisfactory answers from the Company and its officers and directors, or other persons acting on the Company's behalf, concerning the business and financial condition, properties, operations and prospects of the Company and concerning the terms and conditions of the offer of the Warrant and the Shares and has asked such questions as Holder desires to ask and all such questions have been answered to the full satisfaction of Holder. Holder has received and reviewed copies of the Company's (i) Annual Report on Form 10-KSB for the year ended December 31, 1994, (ii) Quarterly Reports on Form 10-QSB (and all amendments thereto)
     for the quarters ended March 31, 1995, June 30, 1995, and September 30, 1995, (iii) Current Reports on Form 8-K (and all amendments thereto) dated July 31, 1995, October 6, 1995, December 11, 1995, and (iv) Prospectus
     dated January 3, 1996 pursuant to the Form S-3 Registration Statement filed
     with the Securities and Exchange Commission (the "Commission").   All
     documents, records and books pertaining to a proposed investment in the Shares which Holder has requested have been made available to Holder.

          (b) No representations or warranties have been made to Holder by the Company as to the tax consequences of an investment in the Warrant or the Shares, or as to profits, losses or cash flow which may be received or sustained as a result of an investment in the Warrant or the Shares.

          (c) Holder has reviewed with his own tax advisors the federal, state, and local tax consequences of its investment in the Warrant and the Shares and the transactions contemplated by the Agreement, and is relying solely on such advisors in making its investment and not on any statements or representations of the Company or any of its agents.

          (d) Holder is not purchasing the Warrant or the Shares based on any representation, oral or written, by the Company or any person with respect to the future value of, or income from, the Warrant or the Shares, but rather upon an independent examination and judgment as to the prospects of the Company.

          (e) Holder understands and acknowledges that the Company has significant outstanding indebtedness and a significant amount of Preferred Stock issued to other investors which such Preferred Stock has rights and preferences superior to that of the Company's Common Stock.

          (f) Holder has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the acquisition of the Warrant and the Shares.

          (g) Holder will be acquiring the Warrant and the Shares solely for Holder's own account, for investment purposes, and not with a view to, or for resale in connection


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     with, any distribution of the Warrant or the Shares.  Holder understands that: (i) the offer and sale of the Warrant and the Shares have not been registered under the Act or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of Holder and/or the other representations made by Holder in this letter, (ii) the Company is relying upon the representations, covenants and agreements contained in this letter (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions; (iii) the Warrant and the Shares are "restricted securities" under applicable federal securities laws and that the Act and the rules of the Securities and Exchange Commission (the "Commission") provide in substance that the Holder may dispose of the Warrant and the Shares only pursuant to an effective registration statement under the Act or an exemption therefrom; (iv) the Company has no obligation to register the Warrant or any of the Shares, or to take action so as to permit sales pursuant to the Act (including Rule 144 thereunder) except as expressly provided in this letter; and (v) Holder may not at any time demand the purchase by the Company or any shareholder of the Company of the Warrant or the Shares.

          (h) Holder agrees (i) that Holder will not sell, assign, pledge, give, transfer or otherwise dispose of the Warrant or the Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Warrant or the Shares under the Act and all applicable state securities laws or in a transaction which, in the opinion of counsel of Holder (the substance of such opinion and the identity of such counsel being satisfactory to the Company), is exempt from the registration provisions of the Act and all applicable state securities laws; (ii) that the Company and any transfer agent for the Warrant and/or Shares shall not be required to give effect to any purported transfer of any of the Warrant and/or the Shares except upon compliance with the foregoing restrictions; and (iii) that a legend in substantially the following form will be placed on the certificates representing the Warrant and/or the Shares:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL OF HOLDER SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

          (i) Holder has not offered or sold any portion of the Warrant or the Shares and has no present intention of dividing the Warrant or the Shares with others or of reselling or otherwise disposing of any portion of such Warrant or the Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

          (j) Holder is able to bear the economic risk of losing his entire investment in


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     the Warrant and the Shares.

          (k) Holder acknowledges neither the Warrant nor the Shares nor any other offering material has been filed or reviewed by the Attorney General of the State of New York prior to its issuance and use and that the Attorney General of the State of New York has not passed on or endorsed the merits of the Warrant or the Shares.

     4. The Company hereby agrees that if the Warrant is issued, Holder shall have piggy-back registration rights with respect to the Shares underlying the Warrant as follows:

          (a) If the Company proposes to register any of its securities under the Act (except registration solely for registration of shares in connection with an employee benefit plan or a merger, consolidation or business combination or exchange offer or offering of securities solely to the Company's existing security holders), whether or not for sale for its own account, it will each such time give prompt written notice to Holder of its intention to do so in order that Holder may include the Shares in such registration. Upon the written request of Holder within ten (10) days after the receipt of any such notice (which request shall specify the Shares intended to be disposed of by Holder, the intended method of disposition thereof, and, if Holder intends to dispose of any or all of the shares in such registration statement other than through the Company's underwriter, a list of blue sky jurisdictions reasonably proposed by Holder), the Company will use its reasonable best efforts to effect the registration under the Act of all Shares which the Company has been so requested to register by Holder, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Shares so to be registered, provided that if the Company shall determine for any reason not to register or to delay the registration of such securities the Company may, at its sole election, give written notice of such determination to Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Shares in connection with such registration, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Shares for the same period as the delay in registering such other securities. The Company shall pay all reasonable expenses of Holder in connection with a registration (other than underwriting discounts and commissions, and the fees and disbursements of Holder's legal counsel) whether or not such registration becomes effective; provided, however, the Company shall not be obligated to pay such expenses if the failure of the registration to become effective results solely from the action of Holder.

          (b) If, in any incidental registration referred to in subsection 4(a) above, the Company or underwriter, if any, determines that the number of securities proposed to be sold in such registration exceeds the number that can be sold in such offering without having a material effect on the success of the offering (including, without limitation, an impact on the selling price or the number of shares that any participant may sell), the Company will include in such registration only the number of securities that, in the opinion of the Company or such underwriter, as the case may be, can be sold without having a material adverse effect on the


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     success of the offering as follows: (1) first, all of the shares to be issued and sold by the Company, (2) second, all of the shares to be registered pursuant to a demand made under any contract or contracts giving the holder thereof the right to demand such registration, and (3) third, the Shares requested to be included in such registration by Holder and the shares of Common Stock of the Company requested to be included by any other person, pro rata, on the basis of the aggregate number of shares of Common Stock, including Shares, requested to be included.

          (c) In the event that the Company shall take action to permit a public offering or sale or other distribution of the Shares pursuant to Subsections 4(a) or 4(b) above, the Company shall:

               (i) supply to Holder an executed copy of each registration statement and a reasonable number of copies of the preliminary, final and other prospectus of offering circular in conformity with requirements of the Act and the Rules and Regulations promulgated thereunder and such other documents as Holder shall reasonably request.

               (ii) cooperate in taking such action as may be necessary to register or qualify the Shares under such other securities acts or blue sky laws of such jurisdictions as Holder shall reasonably request and to do any and all other acts and things which may be necessary or advisable to enable Holder to consummate such proposed sale or other disposition of the Shares in any such jurisdiction; provided, however, that in no event shall the Company be obligated, in connection therewith, to qualify to do business or to file a general consent to service of process in any jurisdiction where it shall not then be qualified;

               (iii) keep effective for a period of not less than three (3) months after the initial effectiveness thereof all such registrations or notifications under the Act and cooperate in taking such action as may be necessary to keep effective such other registrations and qualifications, and do any and all other acts and things for such period;

               (iv) indemnify and hold harmless Holder and each underwriter, if any, within the meaning of the Act, who may purchase from or sell for Holder, any Shares, from and against any and all losses, claims, damages, and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim) arising from (I) any untrue statement or allegedly untrue statement of a material fact contained in a registration statement furnished pursuant to subsection 4(c)(i), or any prospectus or offering circular included therein, or (II) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (unless such untrue statement or omission was


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          based upon information furnished or required to be furnished in writing to the Company by or on behalf of Holder or such underwriter expressly for use therein), which indemnification shall include each person, if any, who controls Holder or such underwriter, within the meaning of the Act; provided, however, that the Company shall not be so obligated to indemnify Holder or such underwriter or controlling person unless Holder and such underwriter shall at the same time, and Holder by accepting the Warrant, and any transferee of such Warrant, by accepting the transfer of the same, do hereby agree to, indemnify the Company, its directors, officers, any and each person, if any, who controls the Company within the meaning of the Act, from and against any and all losses, claims, damages and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim) arising from (III) any untrue statement or allegedly untrue statement of a material fact contained in any registration statement or any amendment to any registration statement or prospectus or offering circular furnished pursuant to subsection 4(c)(i), or (IV) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but the indemnity of Holder, such underwriter or controlling person shall be limited to liability based upon information furnished, in writing to the Company by or on behalf of Holder or such underwriter or controlling person expressly for use therein. The indemnity agreement of Holder herein shall not inure to the benefit of the Company or such underwriter (or to the benefit of any person who controls the Company or underwriter) on account of any losses, claims, damages, liabilities (or actions or proceedings in respect thereof) arising from the sale of any of such shares by the Company or such underwriter to any person if the Company or underwriter failed to send or give a copy of the prospectus or offering circular furnished pursuant to Section 4(c)(i), as the same may be supplemented or amended, to such person with or prior to the written confirmation of the sale involved, and the indemnity agreement of the Company herein shall not inure to the benefit of Holder or such underwriter (or to the benefit of any person who controls Holder or underwriter) on account of any losses, claims, damages, liabilities (or actions or proceedings in respect thereof) arising from the sale of any of such Shares by Holder or such underwriter to any person if Holder or underwriter failed to send or give a copy of the prospectus or offering circular furnished pursuant to subsection 4(c)(i), as the same may then be supplemented or amended, to such person with or prior to the written confirmation of the sale involved.

          (e) The Company's obligations under this Section 4 shall be conditioned upon a timely receipt by the Company in writing of: (i) the information required by Section 4(a) hereof as to the terms of such public offering to be furnished by or on behalf of Holder if and to the extent Holder intends to make a public distribution of his shares; and (ii) such other information as the Company may reasonably require from Holder or any such underwriter for inclusion in such registration statement or post-effective amendment.


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     5.   The agreements contained in this letter shall be construed and enforced in accordance with the laws of the State of Texas without regard to the conflicts of law rules thereof.

     6. This letter may be executed on facsimile copies in two or more counterparts, each of which is deemed to be an original, but all of which together constitute one and the same instrument.

     7. This letter and the Annexes hereto constitute the entire agreement of the Company, Holder and VistaQuest with respect to the subject matter of this letter.

     8. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if and when delivered personally or sent by prepaid nationally recognized overnight courier service as follows:

          (a)  if to the Company, to it at the following address:

                      1912 Avenue K, Suite 100
                      Plano, TX 75074
                      Attention: Jack W. Matz, Jr.

          (b) if to the VistaQuest or to Holder, to them at the following address listed above or at such other address as any party shall have specified by notice in writing to the other.

     9. Holder and VistaQuest agree and covenant to notify the Company immediately upon the occurrence of any event prior to the closing of the Financing which would cause any representation, warranty, covenant or other statement contained in this letter to be false or incorrect or of any change in any statement made herein occurring prior to the Closing.

     10. This letter is not assignable by any part hereto, and may not be modified, waived or terminated except by an instrument in writing signed by the party against whom enforcement of such modification, waiver or termination is sought.

     11. This letter shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and assigns.

     12. All representations, warranties and covenants contained herein shall survive the acceptance of this letter by the Company and the closing of the Financing. VistaQuest and Holder acknowledge that the Company has relied upon such representations and warranties and covenants


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in determining Holder's qualification and suitability to purchase the Warrant and shall indemnify the Company for any breach thereof.


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     If the foregoing correctly sets forth our agreement and is acceptable to you, please sign this letter where indicated below, telecopy it to VistaQuest and send VistaQuest an executed letter at your earliest convenience.

Very truly yours,

VISTAQUEST, INC.

By:____________________
     Mark Kabbash
     President
________________________
     MARK KABBASH

ACCEPTED AND AGREED:

SA TELECOMMUNICATIONS, INC.

BY:_______________________
     Jack W. Matz, Jr.
     Chairman & Chief Executive Officer


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                                                                         ANNEX A

Millennium Trading Co., L.P.
111 Broadway, 20th Floor
New York, NY 10006

Killeba Holdings, Ltd.
102 Langerherrentalse
Antwerp, Belgium 2018


Wire Transfer Instructions:_____________________________________________________
________________________________________________________________________________


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